UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2012

FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue
Phoenix, AZ	85004-2189
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Section 1503(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the filing of a Current Report on Form 8-K to disclose the receipt of certain orders and notices from the Mine Safety and Health Administration (“MSHA”), including the receipt of any imminent danger order issued under Section 107(a) of the Federal Mine Safety and Health Act of 1977 (the “Mine Act”).

On January 10, 2012, Freeport-McMoRan Tyrone Inc., an indirect wholly owned subsidiary of Freeport-McMoRan Copper & Gold Inc. and operator of the Tyrone mine in New Mexico, received an oral imminent danger order from a MSHA inspector alleging that a Tyrone employee was observed working in the open pit at the toe of a highwall that contained loose unconsolidated material. The employee was moved from the area, which immediately terminated the order. No accident or injury occurred.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.
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C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting (authorized signatory and Principal Accounting Officer)

Date: January 17, 2012